Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Unique Growing Solutions, Inc. (the “Company”) on Form 10-Q for the period ended January 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter Coker, Chief Financial Officer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1. Such Quarterly Report on Form 10-Q for the period ended January 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the period ended January 31, 2015, fairly presents, in all material respects, the financial condition and results of operations of Unique Growing Solutions, Inc.

Date: March 20, 2015

/s/ Peter Coker
Peter Coker
Chief Financial Officer (Principal Financial Officer)